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                                                                   EXHIBIT 10.9


                         CAPITAL CONTRIBUTION AGREEMENT

                                 by and between

                               MAZEL COMPANY L.P.

                                       and

                               MAZEL STORES, INC.

                                   dated as of

                        __________________________, 1996




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                               TABLE OF CONTENTS
                               -----------------



SECTION                                                                    PAGE
-------                                                                    ----

ARTICLE 1 - CONTRIBUTIONS TO CAPITAL........................................2
    Section 1.1.  Capital Contribution of Mazel, L.P. ......................2

ARTICLE 2 - CLOSING.........................................................2
    Section 2.1.  Closing...................................................2
    Section 2.2.  Third-Party Consents......................................2

ARTICLE 3 - REPRESENTATIONS OF MAZEL L.P. ..................................3

    Section 3.1.  Execution and Validity of Agreement: Existence and
                  Good Standing. ...........................................3
    Section 3.2.  Books and Records.........................................3

ARTICLE 4 - ACTIONS AT CLOSING..............................................4
    Section 4.1.  Required Approvals, Notices and Consents..................4
    Section 4.2.  Proceedings...............................................4

ARTICLE 5 - MISCELLANEOUS...................................................4
    Section 5.1.  Binding Effect............................................4
    Section 5.2.  Recitals.  ...............................................4
    Section 5.3.  Governing Law.............................................4
    Section 5.4.  Entire Agreement..........................................4
    Section 5.5.  Waivers...................................................5
    Section 5.6.  Third Party Beneficiaries.................................5



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                         CAPITAL CONTRIBUTION AGREEMENT
                         ------------------------------

         THIS CAPITAL CONTRIBUTION AGREEMENT (the "Agreement") dated as of ____________________, 1996, is by and between MAZEL COMPANY, L.P., a Delaware limited partnership ("Mazel L.P.") and MAZEL STORES, INC. (formerly known as MZ HOLDINGS, INC.), an Ohio corporation ("Mazel Stores").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Mazel L.P. has heretofore been engaged in business primarily as a national wholesaler of quality closeout merchandise (the "Business");

         WHEREAS, Mazel L.P. has caused the formation of Mazel Stores for the purpose of succeeding to the ownership and operation of the assets and Business of Mazel L.P., including the ownership of the common stock of Odd-Job Holdings, Inc., a Delaware corporation, and for the purpose of effecting a public offering of the common stock of Mazel Stores;

         WHEREAS, Mazel L.P. presently owns 100 issued and outstanding shares of common stock of Mazel Stores (the "Mazel Stores Stock"), representing all of the currently outstanding shares of Mazel Stores;

         WHEREAS, Mazel L.P. desires to contribute, transfer, convey, assign and deliver to Mazel Stores all of the assets, properties and rights of Mazel L.P. (other than the Mazel Stores Stock) and further desires that Mazel Stores assume and pay in full all of the obligations and liabilities of Mazel L.P.; and

         WHEREAS, Mazel Stores has agreed to accept the foregoing contribution, transfer, conveyance, assignment and delivery of all of the assets, properties and rights of Mazel L.P. (other than the Mazel Stores Stock) and has agreed to assume and pay in full all of the obligations and liabilities of Mazel L.P. subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:






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                                    ARTICLE 1
                                    ---------

                             CONTRIBUTION TO CAPITAL
                             -----------------------

         SECTION 1.1. CAPITAL CONTRIBUTION OF MAZEL, L.P. On the Closing Date (as defined in Section 2.1), Mazel L.P. will contribute, transfer, convey, assign and deliver to Mazel Stores, all of Mazel L.P.'s right, title and interest in, to and under all of the assets, properties and rights of Mazel L.P. other than the Mazel Stores Stock, (collectively, the "Assets"), subject, however, to all mortgages, liens, security interests, encumbrances, claims, charges and restrictions of any kind or character, if any (collectively, "Liens").

         1.2. ASSUMED LIABILITIES. At the Closing, Mazel Stores will assume and agrees to pay, perform and discharge when due all of the obligations and liabilities of Mazel L.P. (the "Assumed Liabilities").

         1.3. SHARES ISSUANCE. In consideration of the transfer of Assets, Mazel Stores hereby issues to Mazel L.P. an additional 5,613,454 shares of Common Stock, which shares shall be fully paid and non-assessable.

                                    ARTICLE 2
                                    ---------

                                     CLOSING
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         SECTION 2.1. CLOSING. The Closing under this Agreement (the "Closing")
will occur on such date as the parties hereto shall agree, but not prior to the effective date of the Registration Statement on Form S-1 of Mazel Stores and such date is herein referred to as the "Closing Date." At the Closing, Mazel L.P. shall deliver to Mazel Stores one or more written instruments of assignment to effect the assignment to Mazel Stores of all of the Assets and Mazel Stores shall deliver to Mazel L.P. one or more written instruments of assumption to effect the assumption by Mazel Stores of all of the Assumed Liabilities.

         SECTION 2.2. THIRD-PARTY CONSENTS. Anything in this Agreement to the contrary notwithstanding, in the event an assignment or purported assignment to Mazel Stores of any of the agreements, contracts or commitments of Mazel L.P. (sometimes collectively referred to as a contract or the "contracts"), or any claim, right or benefit arising thereunder or



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resulting therefrom, without the consent of other parties thereto, would constitute a breach thereof or would not result in Mazel Stores receiving all of the rights of Mazel L.P. thereunder, such contract shall be deemed not to have been assigned by Mazel L.P. to Mazel Stores. In those circumstances, Mazel L.P. will use its best efforts to obtain any such consent. If such consent is not obtained and is required to effectively assign a contract to Mazel Stores, Mazel L.P. will cooperate with Mazel Stores in any arrangement to provide Mazel Stores with the full claims, rights and benefits under any such contract, including enforcement at the cost and for the benefit of Mazel Stores of any and all rights of Mazel L.P., as the case may be, against a third party thereto arising out of the breach or cancellation by such third party or otherwise, and any amount received by Mazel L.P. in respect thereof shall be held for and paid over to Mazel Stores.

         SECTION 2.3. FURTHER ASSURANCES. Mazel L.P. will, from time to time, execute and deliver such other and further instruments of conveyance, assignment, transfer and consent as Mazel Stores may require for the most effectual conveyance and transfer of the Assets to Mazel Stores.

                                    ARTICLE 3
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                          REPRESENTATIONS OF MAZEL L.P.
                          -----------------------------

         Mazel L.P. represents, warrants and agrees as follows:

         SECTION 3.1. EXECUTION AND VALIDITY OF AGREEMENT: EXISTENCE AND GOOD STANDING. Mazel L.P. has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Mazel L.P. and the consummation by Mazel L.P. of the transactions contemplated hereby have been duly authorized by all required action on behalf of Mazel L.P. This Agreement has been duly and validly executed and delivered by Mazel L.P. and constitutes the legal, valid and binding obligation of Mazel L.P. enforceable against it in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Mazel L.P. is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware, with the full power and authority to own its property and to carry on its Business all as and in the places where such properties are now owned or operated.



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         SECTION 3.2. BOOKS AND RECORDS. All accounts, books, ledgers and official and other records material to the Business of Mazel L.P. maintained by or on behalf of Mazel L.P. of whatsoever kind have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

                                    ARTICLE 4
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                                  MISCELLANEOUS
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         SECTION 4.1. BINDING EFFECT. This Agreement shall be binding upon, and the benefit thereof shall inure to the parties hereto and their respective successors and assigns; provided, however, that this Agreement may not be assigned by either party without the prior written consent of the other, which consent shall not be unreasonably withheld.

         SECTION 4.2. RECITALS. The recitals contained at the beginning of this Agreement, shall be deemed an integral part of this Agreement and shall be incorporated herein by reference.

         SECTION 4.3. GOVERNING LAW. This Agreement is made and entered into, and shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 4.4. ENTIRE AGREEMENT. Except for other agreements or instruments executed by the parties hereto in connection herewith, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions whether oral or written.

         SECTION 4.5. WAIVERS. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         SECTION 4.6. THIRD PARTY BENEFICIARIES. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto and their respective successors and assigns as permitted under Section 5.1.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    MAZEL COMPANY L.P.

                                    By:   ZS Mazel L.P.,
                                          Its Managing General Partner

                                    By:   ZS Mazel, Inc.,
                                          General Partner of ZS Mazel L.P.

                                    By:_____________________________________
                                          Robert A. Horne, Assistant Secretary


                                    MAZEL STORES, INC.

                                    By:_____________________________________
                                        Reuven Dessler, Chairman and Chief
                                        Executive Officer



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